Fees Summary	Oct. 14, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 15,838,136.00
Previously Paid Amount	0.00
Total Fee Amount	2,187.25
Total Offset Amount	0.00
Net Fee	$ 2,187.25